BALANCE SHEETS (Parenthetical) - $ / shares	Sep. 30, 2022	Dec. 31, 2021
CONDENSED BALANCE SHEETS
Common stock, par value	$ 0.01	$ 0.01
Common stock, shares authorized	110,000,000	110,000,000
Common stock, shares issued	15,408,828	13,877,636
Common Stock, Shares, Outstanding	15,408,828	13,877,636
Preferred Stock, Par or Stated Value Per Share	$ 0.01	$ 0.01
Preferred Stock, Shares Authorized	11,000,000	11,000,000
Preferred Stock, Shares Issued	0	0
Preferred Stock, Shares Outstanding	0	0